UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 21, 2007

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky  41011
(Address of principal executive offices)   (Zip Code)

P.O. Box 391, Covington, Kentucky  41012-0391
(Mailing Address)   (Zip Code)

Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On November 21, 2007, Ashland Inc. will include the information contained in exhibits 99.1-99.14, and graphic images thereof, on the “Investor Center” section of its website located at www.ashland.com, or in employee communications.

Ashland is furnishing the information pursuant to the Securities and Exchange Commission’s (“SEC”) Regulation FD. The information contained in exhibits 99.1-99.14 is summary information concerning key metrics for Ashland’s operating segments and is intended to be considered in the context of Ashland’s SEC filings and other public announcements that Ashland may make from time to time. Included in the financial information are the effects of changes in Ashland’s accounting methodology as a result of the implementation of Ashland’s enterprise resource planning (“ERP”) system.  The new ERP system allows Ashland to report business results from certain foreign jurisdictions (which were previously on different computer systems) at the same time as North American operations.  Previously this information was available only on a one-month lag. As a result of this change, operations in these non-North American jurisdictions generated thirteen months of business results in fiscal 2007.  The change had an effect on business results reported in August on Ashland’s Form 8-K filed on September 25, 2007, and  September as reported on Ashland’s Form 8-K filed on October 25, 2007.  In addition, the change will continue to have an effect on any 3 month or 12 month rolling average business results that contain August and September 2007 information, as reported on this Form 8-K for October 2007.  A summary of the effect on all three months results, including certain corrections to prior reports, are as follows:

Exhibit		August 2007	September 2007	October 2007
99.1	Ashland Distribution Sales / Shipping Day	1.068	1.111	No Change
99.2	Ashland Distribution Revenue	25	21	No Change
	Ashland Distribution Revenue - 12 Month Rolling Average	2	4	4
99.3	Ashland Distribution Gross Profit - 3 Month Rolling Average	No Change	No Change	No Change
	Ashland Distribution Gross Profit - 12 Month Rolling Average	No Change	No Change	No Change
99.4	Ashland Performance Materials Sales / Shipping Day	0.600	2.195	No Change
99.5	Ashland Performance Materials Revenue	13.8	41.7	No Change
	Ashland Performance Materials Revenue - 12 Month Rolling Average	1.1	4.6	4.6
99.6	Ashland Performance Materials Gross Profit - 3 Month Rolling Average	-0.3%	-0.3%	-0.4%
	Ashland Performance Materials Gross Profit - 12 Month Rolling Average	-0.1%	-0.2%	-0.2%
99.7	Ashland Water Technologies Sales / Shipping Day	1.093	0.863	No Change
99.8	Ashland Water Technologies Revenue	25.1	16.4	No Change
	Ashland Water Technologies Revenue - 12 Month Rolling Average	2.1	3.5	3.5
99.9	Ashland Water Technologies Gross Profit - 3 Month Rolling Average	-0.2%	-0.1%	0.3%
	Ashland Water Technologies Gross Profit - 12 Month Rolling Average	No Change	No Change	No Change
99.10	Valvoline Premium Oil Sales	No Change	No Change	No Change
99.11	Valvoline Revenue	1.2	0.3	No Change
	Valvoline Revenue - 12 Month Rolling Average	0.1	0.1	0.1
99.12	Valvoline Gross Profit	No Change	No Change	No Change
	Valvoline Gross Profit - 12 Month Rolling Average	No Change	No Change	No Change
99.13	Valvoline Lubricant Gallons	No Change	No Change	No Change
99.14	VIOC 12 Month Rolling Average Sales	No Change	No Change	No Change

By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report. Ashland reserves the right to discontinue the availability of the data in the attached exhibits.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
99.1	Website data concerning Ashland Distribution’s sales per shipping day
99.2	Website data concerning Ashland Distribution’s revenue
99.3	Website data concerning Ashland Distribution’s gross profit
99.4	Website data concerning Ashland Performance Materials’ average sales per shipping day
99.5	Website data concerning Ashland Performance Materials’ revenue
99.6	Website data concerning Ashland Performance Materials’ gross profit
99.7	Website data concerning Ashland Water Technologies’ average sales per shipping day
99.8	Website data concerning Ashland Water Technologies’ revenue
99.9	Website data concerning Ashland Water Technologies’ gross profit
99.10	Website data concerning Valvoline’s premium oil sales
99.11	Website data concerning Valvoline’s revenue
99.12	Website data concerning Valvoline’s gross profit
99.13	Website data concerning Valvoline’s lubricant gallons
99.14	Website data concerning Valvoline Instant Oil Change’s twelve month rolling average sales

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASHLAND INC.
(Registrant)

November 21, 2007	/s/ J. Marvin Quin
J. Marvin Quin
Senior Vice President
and Chief Financial Officer

 EXHIBIT INDEX

99.1	Website data concerning Ashland Distribution’s sales per shipping day
99.2	Website data concerning Ashland Distribution’s revenue
99.3	Website data concerning Ashland Distribution’s gross profit
99.4	Website data concerning Ashland Performance Materials’ average sales per shipping day
99.5	Website data concerning Ashland Performance Materials’ revenue
99.6	Website data concerning Ashland Performance Materials’ gross profit
99.7	Website data concerning Ashland Water Technologies’ average sales per shipping day
99.8	Website data concerning Ashland Water Technologies’ revenue
99.9	Website data concerning Ashland Water Technologies’ gross profit
99.10	Website data concerning Valvoline’s premium oil sales
99.11	Website data concerning Valvoline’s revenue
99.12	Website data concerning Valvoline’s gross profit
99.13	Website data concerning Valvoline’s lubricant gallons
99.14	Website data concerning Valvoline Instant Oil Change’s twelve month rolling average sales